DEBT	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
DEBT
DEBT
Amended and Restated Senior Credit Agreement
On August 10, 2010, the Company entered into an amended and restated credit agreement with a syndicate of lending banks (the “Senior Credit Facility”), and subsequently amended the Senior Credit Facility on June 8, 2011, May 11, 2012, and June 21, 2013.
The June 8, 2011 amendment:

i.	increased the revolving credit component from $450 million to $600 million and eliminated the $150 million term loan component that existed under the original amended and restated credit agreement;

ii.	allows the Company to further increase the size of the revolving credit component by an aggregate of $200 million with additional commitments;

iii.	provides the Company with decreased borrowing rates and annual commitment fees, and provides more favorable financial covenants; and

iv.	extended the maturity date from August 10, 2015 to June 8, 2016.
On May 11, 2012, the Company entered into another amendment to the Senior Credit Facility (the “2012 Amendment”). The 2012 Amendment modified certain financial and negative covenants. The 2012 Amendment provides that the Company’s Maximum Consolidated Total Leverage Ratio (a measure of net debt to consolidated EBITDA, in each case as defined in the Senior Credit Facility, as amended) during any consecutive four quarter period should not be greater than 3.75 to 1.00 during any such period ending on December 31, 2013 (instead of March 31, 2012). In addition, when calculating consolidated EBITDA for any period, the 2012 Amendment permits the addition of certain costs and expenses in the calculation of consolidated net income for such period, to the extent deducted in the calculation of consolidated net income. The Company capitalized $0.4 million of incremental financing costs in connection with the 2012 Amendment.
On June 21, 2013, the Company entered into another amendment to the Senior Credit Facility (the “2013 Amendment”). The 2013 Amendment modified certain financial and negative covenants and increased the Company’s Maximum Consolidated Total Leverage Ratio (a measure of net debt to consolidated EBITDA, in each case as defined in the Senior Credit Facility, as amended) to 4.25 through June 30, 2014, with a step-down to 4.00 through March 31, 2015, and then with another step-down to 3.75 thereafter. In addition, when calculating consolidated EBITDA for any period, the 2013 Amendment permits the addition of certain costs and expenses in the calculation of consolidated net income for such period, to the extent deducted in the calculation of consolidated net income. The effect of the 2013 Amendment is to increase the ability of the Company to borrow under the Senior Credit Facility during the affected periods. The Company capitalized $1.1 million of incremental financing costs in connection with the 2013 Amendment, which will be amortized through the maturity date of the Senior Credit Facility.
The Senior Credit Facility is collateralized by substantially all of the assets of the Company’s U.S. subsidiaries, excluding intangible assets. The Senior Credit Facility is subject to various financial and negative covenants and at December 31, 2013, the Company was in compliance with all such covenants.
Borrowings under the Senior Credit Facility currently bear interest, at the Company’s option, at a rate equal to (i) the Eurodollar Rate (as defined in the Senior Credit Facility, which definition has not changed) in effect from time to time plus the applicable rate (ranging from 1.00% to 1.75%) or (ii) the highest of (x) the weighted average overnight Federal funds rate, as published by the Federal Reserve Bank of New York, plus 0.5%, (y) the prime lending rate of Bank of America, N.A. or (z)  the one-month Eurodollar Rate plus 1.0%. The applicable rates are based on the Company’s consolidated total leverage ratio (defined as the ratio of (a) consolidated funded indebtedness less cash in excess of $40 million that is not subject to any restriction of the use or investment thereof to (b) consolidated EBITDA) at the time of the applicable borrowing.
The Company will also pay an annual commitment fee (ranging from 0.15% to 0.30%, based on the Company’s consolidated total leverage ratio) on the daily amount by which the revolving credit facility exceeds the outstanding loans and letters of credit under the credit facility.
At December 31, 2013 and 2012, there was $186.9 million and $321.9 million outstanding, respectively, under the Senior Credit Facility at a weighted average interest rate of 2.0% and 1.8%, respectively. At December 31, 2013, there was approximately $413.1 million available for borrowing under the Senior Credit Facility. The fair value of outstanding borrowings under the Senior Credit Facility at December 31, 2013 was approximately $187.7 million. The fair value of the Senior Credit Facility was determined by using a discounted cash flow model based on current market interest rates available to the Company. These inputs are corroborated by observable market data for similar liabilities and therefore classified within Level 2 of the fair value hierarchy. Level 2 inputs represent inputs that are observable for the asset or liability, either directly or indirectly and are other than active market observable inputs that reflect unadjusted quoted prices for identical assets or liabilities. The Company considers the balance to be long term in nature based on its current intent and ability to repay the borrowing outside of the next twelve-month period.
2016 Convertible Senior Notes
On June 15, 2011, the Company issued $230.0 million aggregate principal amount of its 1.625% Convertible Senior Notes due 2016 (the “2016 Notes”). The 2016 Notes mature on December 15, 2016, and bear interest at a rate of 1.625% per annum payable semi-annually in arrears on December 15 and June 15 of each year. The portion of the debt proceeds that was classified as equity at the time of the offering was $43.2 million, an equivalent of that amount is being amortized to interest expense using the effective interest method through December 2016. The effective interest rate implicit in the liability component is 5.6%.
At December 31, 2013, the carrying amount of the liability component was $205.2 million, the remaining unamortized discount was $24.8 million, and the principal amount outstanding was $230.0 million. At December 31, 2012, the carrying amount of the liability component was $197.7 million, the remaining unamortized discount was $32.3 million and the principal amount outstanding was $230.0 million.
The fair value of the 2016 Notes at December 31, 2013 was approximately $252.4 million. The fair value of the liability of the 2016 Notes was determined using a discounted cash flow model based on current market interest rates available to the Company. These inputs are corroborated by observable market data for similar liabilities and therefore classified within Level 2 of the fair-value hierarchy.
The 2016 Notes are senior, unsecured obligations of the Company, and are convertible into cash and, if applicable, shares of its common stock based on an initial conversion rate, subject to adjustment of 17.4092 shares per $1,000 principal amount of 2016 Notes (which represents an initial conversion price of approximately $57.44 per share). The Company will satisfy any conversion of the 2016 Notes with cash up to the principal amount of the 2016 Notes pursuant to the net share settlement mechanism set forth in the indenture and, with respect to any excess conversion value, with shares of the Company’s common stock. The 2016 Notes are convertible only in the following circumstances: (1) if the closing sale price of the Company’s common stock exceeds 150% of the conversion price during a period as defined in the indenture; (2) if the average trading price per $1,000 principal amount of the 2016 Notes is less than or equal to 98% of the average conversion value of the 2016 Notes during a period as defined in the indenture; (3) at any time on or after June 15, 2016; or (4) if specified corporate transactions occur. The issue price of the 2016 Notes was equal to their face amount, which is also the amount holders are entitled to receive at maturity if the 2016 Notes are not converted. As of December 31, 2013, none of these conditions existed with respect to the 2016 Notes and as a result, the 2016 Notes are classified as long term.
In connection with the issuance of the 2016 Notes, the Company entered into call transactions and warrant transactions, primarily with affiliates of the initial purchasers of such notes (the “hedge participants”). The initial strike price of the call transaction is approximately $57.44 per share, subject to customary anti-dilution adjustments. The initial strike price of the warrant transaction is approximately $70.05 per share, subject to customary anti-dilution adjustments.
2012 Senior Convertible Notes
On June 11, 2007, the Company issued $165.0 million aggregate principal amount of its 2012 Notes (the “2012 Notes”). The 2012 Notes bear interest at a rate of 2.375% per annum payable semi-annually in arrears on December 1 and June 1 of each year. In accordance with the accounting guidance for debt with conversion and other options, the Company accounted for the liability and equity components of the 2012 Notes separately. The portion of the debt proceeds that the Company had classified as equity at the time of the offering, and recognized as a debt discount, was determined based on the fair value of similar debt instruments that did not include a conversion feature and amounted to $30.6 million. The Company amortized the debt discount to interest expense using the effective interest method through June 2012. The effective interest rate implicit in the liability component was based on the Company’s estimated non-convertible borrowing rate at the date the 2012 Notes were issued and was 6.8%.
In connection with the issuance of the 2012 Notes, the Company entered into call transactions and warrant transactions, primarily with affiliates of the initial purchasers of such notes (the “hedge participants”). The total cost of the call transactions to the Company was approximately $30.4 million and the Company received approximately $12.2 million of proceeds from the warrant transactions. The call transactions involve the Company’s purchasing call options from the hedge participants, and the warrant transactions involve the Company’s selling call options to the hedge participants with a higher strike price than the purchased call options.
In June 2012, the Company repaid the 2012 Notes at maturity with long-term borrowings from its Senior Credit Facility and cash on hand. The related bond hedge contracts terminated in components over the 100 trading day period commencing 90 days after the maturity of the 2012 Notes.
Convertible Note Interest
The interest expense components of the Company’s convertible notes are as follows:

	Years Ended December 31,
	2013	2012	2011
	(In thousands)
2016 Notes:
Amortization of the discount on the liability component (1)	$6,463	$5,993	$3,740
Cash interest related to the contractual interest coupon (2)	3,218	3,154	2,024
Total	$9,681	$9,147	$5,764

2012 Notes:
Amortization of the discount on the liability component (1)	$—	$2,527	$6,850
Cash interest related to the contractual interest coupon (2)	—	1,378	3,919
Total	$—	$3,905	$10,769

(1)
In 2013, the amortization of the discount on the liability component of the 2016 Note is presented net of capitalized interest of $1.0 million. In 2012, the amortization of the discount on the liability component of the 2016 and 2012 Notes are presented net of capitalized interest of $1.1 million and $0.5 million, respectively.

(2)
In 2013, the cash interest related to the contractual interest coupon on the 2016 Note is presented net of capitalized interest of $0.5 million. In 2012, the cash interest related to the contractual interest coupon on the 2016 and 2012 Notes are presented net of capitalized interest of $0.6 million and $0.3 million, respectively.